UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 31, 2017
Cambium Learning Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34575	27-0587428
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17855 Dallas Parkway, Suite 400, Dallas, Texas	75287
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (888) 399-1995
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 31, 2017, Cambium Learning Group, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) at which the stockholders voted upon (i) the election of David F. Bainbridge, Walter G. Bumphus, John Campbell, Clifford K. Chiu, Carolyn Getridge, Thomas Kalinske, Harold O. Levy, Jeffrey T. Stevenson, and Joe Walsh as directors to the Company’s Board of Directors for one-year terms (ii) the approval, on an advisory basis, of the compensation of our named executive officers (iii) the approval, on an advisory basis, of the frequency of future stockholder advisory votes to approve the Company's named executive officer compensation and (iv) the ratification of Whitley Penn LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.
The Company had 46,210,665 shares of common stock outstanding at March 31, 2017, the record date for the Annual Meeting. At the Annual Meeting, holders of a total of 44,958,982 shares of common stock were present in person or represented by proxy. The following sets forth information regarding the results of the voting at the Annual Meeting:
Proposal 1: The shareholders voted to elect the following individuals as directors to the Company’s Board of Directors for a one-year term with the votes shown:

	For	Withheld	Broker Non-Vote
David F. Bainbridge	35,429,585	3,553,109	5,976,288
Walter G. Bumphus	34,641,950	4,340,744	5,976,288
John Campbell	35,566,006	3,416,688	5,976,288
Clifford K. Chiu	34,642,200	4,340,494	5,976,288
Carolyn Getridge	35,432,785	3,549,909	5,976,288
Thomas Kalinske	36,101,366	2,881,328	5,976,288
Harold O. Levy	34,571,490	4,411,204	5,976,288
Jeffrey T. Stevenson	35,297,189	3,685,505	5,976,288
Joe Walsh	35,433,684	3,549,010	5,976,288
Proposal 2: The shareholders approved, on an advisory basis, the compensation of the Company's named executive officers.

For	Withheld	Abstain	Broker Non-Vote
38,849,508	117,503	15,683	5,976,288
Proposal 3: The shareholders approved, on an advisory basis, the frequency of three years for future stockholder advisory votes to approve the Company's named executive officer compensation.

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
3,814,321	4,684	35,118,130	45,559	5,976,288
Proposal 4: A proposal to ratify Whitley Penn LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2017 was adopted with the votes shown:

For	Against	Abstain
44,834,704	20,338	103,940

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cambium Learning Group, Inc.

June 2, 2017	/s/ Barbara Benson
Name: Barbara Benson
Title: Chief Financial Officer